Bank of Hawai‘i Corporation second quarter 2023 financial report July 24, 2023 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets highlights broad & deep market penetration quality balance sheet performance earnings highlights low risk balance sheet construct total deposits increased 0.1% growth attributed to increase in core customer deposits loans and leases increased 0.7% $1.12 earnings per diluted share 1.08% total average cost of deposits $104.0 million noninterest expense 14.95% return on average common equity 0.04% net charge-off rate 0.08% non-performing assets level 79% of loan portfolio real-estate secured with combined wtd avg LTV of 55% commercial real estate (CRE) portfolio comprises 27% of total loans with wtd avg LTV of 56% $1.7 billion in cash & cash equivalents $8.5 billion in readily available liquidity readily available liquidity exceeds uninsured deposits strong liquidity our deposits through our 125 year history in the islands, Bank of Hawai‘i has developed an exceptionally seasoned deposit base, built one relationship at a time, over many years, and in neighborhoods and communities we understand unique marketplace diversified tenured ✔ ✔ ✔

unique deposit market source: FDIC Annual Summary of Deposits as of June 30, 2022 unique deposit market with five local competitors holding 97% of the bank deposit market

q1 2023 change in deposit balances compares 3/29/23 vs. 12/28/22; small banks data derived from H.8 Assets and Liabilities of Commercial Banks in the United States, Table 9 - Assets and Liabilities of Small Domestically Charted Commercial Banks in the United States, not seasonally adjusted includes: First Hawaiian Bank, Bank of Hawai‘i, American Savings Bank, Central Pacific Bank, and Territorial Savings Bank (1) (2)

majority of deposits insured or collateralized note: as of June 30, 2023 diversified deposit base note: as of June 30, 2023

tenured deposit base note: as of June 30, 2023, numbers may not add up due to rounding deposit balances $ in billions spot balance increased by 0.1% average balance decreased by 2.0%

cost of funds interest-bearing deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23, top quartile represents 25th percentile and bottom quartile represents 75th percentile, when sorted by lowest to highest cost of funds total deposit costs source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23, top quartile represents 25th percentile and bottom quartile represents 75th percentile, when sorted by lowest to highest deposit beta performance source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23, beta calculated as change in average total deposit rate divided by change in average Fed Funds rate, top quartile represents 25th percentile and bottom quartile represents 75th percentile, when sorted by lowest to highest readily available liquidity note: as of June 30, 2023, FRB borrowing capacity includes Bank Term Funding Program margins Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational purposes as well as for liquidity backstop purposes credit performance

lending philosophy note: as of June 30, 2023 we lend in markets we know & to long-standing relationships we understand de-risking the balance sheet core non-core consumer residential mortgage home equity auto other consumer residential mortgage – land, interest only home equity – purchased auto – Oregon, origination FICO < 680 personal flexline credit card commercial C&I commercial real estate construction leasing scored small business non-relationship SNC large ticket leasing historical net charge-off rates lower net charge offs through different economic cycles KRX – represents historical average net charge-off rates for banks in the KBW Regional Banking index as of 1/3/23 (source: S&P Capital IQ) all banks – represents historical average net charge-off rates for all FDIC insured banks (source: FDIC)

loan portfolio 40% commercial 72% real estate secured wtd avg LTV 56% 56% w/ BOH ≥ 10 yrs avg bal $0.7MM CRE C&I residential mortgage home equity auto leasing other consumer construction 60% consumer 84% real estate secured wtd avg LTV 54% 57% w/ BOH ≥ 10 yrs avg bal $0.07MM 79% of portfolio secured with real estate with combined weighted average loan to value of 55% note: excludes $14MM in PPP loan balances including deferred costs and fees commercial real estate (CRE) 27% of total loans $13.9B total loans asset type % total loans wtd avg LTV multi-family 6.5% 59% industrial 5.5% 56% retail 5.2% 55% lodging 4.1% 53% office 2.7% 56% specialty 2.9% 53% other 0.6% 48% total CRE 27.3% 56%

CRE scheduled maturities 10% maturing prior to 2025

CRE office 3% of total loans 56% wtd avg LTV $1.7MM average exposure 26% CBD (Downtown Honolulu) - 63% wtd avg LTV - 47% with repayment guaranties 3% maturing prior to 2025 highlights 56% wtd LTV

CRE tail risk $3.8B CRE LTV > 80% - 0.8% of CRE, 0.2% of total loans construction 2% of total loans $13.9B total loans asset type % total loans wtd avg LTV housing – low income / affordable 0.8% 63% housing – other 0.1% 46% retail 0.4% 64% industrial 0.2% 67% lodging 0.2% 49% office 0.1% 71% specialty 0.01% 56% total construction 1.7% 62%

credit quality * 75% of total criticized in CRE with 57% wtd avg LTV financial update

$ in millions NII and NIM = NIM NII and NIM challenges from inverted yield curve and higher short term rates deposit rates and betas remain well below peers $1.7 billion in cash & cash equivalents reduced NIM by approximately 4 bps asset repricing note: numbers may not add up due to rounding, loans repricing includes $200.0 million of fixed rate loans swapped to floating rate loans, matured/run-off yield for loans includes only fixed-rate loans; matured/run-off yield for investment portfolio excludes security called in 2Q23 matured/run-off yield $7.7B $7.9B reinvestment opportunity noninterest income $ in millions note: 1Q23 reported noninterest income included a negative $0.6 million adjustment related to a change in the Visa Class B conversion ratio, 2Q23 reported noninterest income includes $1.5 million related to the sale of a low-income housing tax credit investment stable core noninterest income from diverse sources noninterest expense $ in millions disciplined expense management in challenging operating environment note: 1Q23 reported noninterest expense included seasonal payroll expenses of approximately $4.0 million and separation expenses of $3.1 million financial summary $ in millions, except per share amounts note: numbers may not add up due to rounding 2Q 2023 1Q 2023 2Q 2022 ∆ 1Q 2023 ∆ 2Q 2022 net interest income $ 124.3 $ 136.0 $ 132.9 $ (11.6) $ (8.6) noninterest income 43.3   40.7   42.2   2.5   1.1   total revenue 167.6 176.7 175.1 (9.1) (7.5) noninterest expense 104.0   111.9   102.9   (7.9)   1.1   operating income 63.6   64.8   72.1 (1.2) (8.6) credit provision 2.5 2.0 (2.5) 0.5 5.0 income taxes 15.0 15.9 17.8 (0.9) (2.8) net income $ 46.1   $ 46.8   $ 56.9   $ (0.8)   $ (10.8)   net income available to common $ 44.1   $ 44.9   54.9   $ (0.8)   $ (10.8)   diluted EPS $ 1.12   $ 1.14   $ 1.38   $ (0.02)   $ (0.26)   return on assets 0.77% 0.80% 1.00% (0.03) % (0.23) % return on common equity 14.95 15.79 18.19 (0.84) (3.24) net interest margin 2.22 2.47 2.47 (0.25) (0.25) efficiency ratio 62.07 63.34 58.80 (1.27) 3.27 end of period balances investment portfolio $ 7,869 $ 8,128 $ 8,277 (3.2) % (4.9) % loans and leases 13,915 13,825 12,952 0.7 7.4 total deposits 20,509 20,491 21,026 0.1 (2.5) shareholders' equity 1,358 1,354 1,349 0.3 0.7 capital note: 2Q23 regulatory capital ratios are preliminary 13.6%

unique and competitively advantageous deposit market high quality deposit base market leading cost of deposits high quality assets exceptional credit quality strong risk-based capital takeaways

Q & A

appendix

loan to deposit ratio source: S&P Capital IQ; KBW Regional Banking Index (KRX) as of 1/3/23, top quartile represents 25th percentile and bottom quartile represents 75th percentile, when sorted by lowest to highest unemployment experience & forecast source for Hawaii unemployment: University of Hawaii Economic Research Organization (UHERO), seasonally adjusted source for national unemployment: Bureau of Labor Statistics, seasonally adjusted 37

38 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

revenue per available room revenue per available room (RevPAR) source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

  single family homes condominiums   June 2023 June 2022 June 2019 Δ June 2022 Δ June 2019 June 2023 June 2022 June 2019 Δ June 2022 Δ June 2019 median sales price (000s) $1,050 $1,100 $800 -4.5% 31.3% $510 $534 $433 -4.5% 17.9% months of inventory 2.6 1.5 3.6 1.1 months -1.0 months 2.8 1.6 3.9 1.2 months -1.1 months closed sales 248 357 327 -30.5% -24.2% 470 626 473 -24.9% -0.6% median days on market 17 10 18 7 days 1 day 18 11 27 7 days 9 days stable real estate prices Oahu market indicators – June 2023 source: Honolulu Board of Realtors, compiled from MLS data